Exhibit 32.2

Thunderclap Entertainment, Inc.

(A Development Stage Company)

Certification pursuant to 18 U.S.C. Section 1350, as ENACTED pursuant to Section 906 of the Sarbanes-oxley act of 2002

In connection with the Quarterly Report of Thunderclap Entertainment, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2014, as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, Gary L. Blum, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2014	/s/ Gary L. Blum
Gary L. Blum
Chief Financial Officer
(Principal Financial Officer)